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                                                                    EXHIBIT 99.3


                                CERTIFICATION OF
                VINCENT J. DESOSTOA, PRINCIPAL FINANCIAL OFFICER
                         OF SEABULK INTERNATIONAL, INC.
                         PURSUANT TO 18 U.S.C. SS. 1350

         I, Vincent J. deSostoa, certify that the accompanying report on Form 10-K for the year ending December 31, 2002 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Company fully complies with the requirement of that section.

         I further certify that the information contained in the report fairly presents, in all material aspects, the financial operations and results of operations of the Company.





                                              /s/  VINCENT J. DESOSTOA
                                              --------------------------------
                                              Name: Vincent J. deSostoa
                                              Date: March 28, 2003